Nationwide(R) Separate Account Trust

Prospectus

December 12, 2001

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these Funds' shares or determined whether this prospectus is complete or accurate. To state otherwise is a crime.

NSAT INVESTOR DESTINATIONS SERIES

- NSAT Investor Destinations Aggressive Fund

- NSAT Investor Destinations Moderately Aggressive Fund

- NSAT Investor Destinations Moderate Fund

- NSAT Investor Destinations Moderately Conservative Fund

- NSAT Investor Destinations Conservative Fund

         TABLE OF CONTENTS

FUND SUMMARIES..........................    2
Investment Objective....................    3
Principal Strategies....................    3
Principal Risks.........................    5
Performance.............................    7
Fees and Expenses.......................    7

MORE ABOUT THE FUNDS....................    9
Purpose of the Investor Destinations
  Series................................    9
Principal Investment Strategies.........    9
Other Investment Techniques.............   13

MANAGEMENT..............................   14
Investment Adviser......................   14

BUYING AND SELLING FUND SHARES..........   15
Who Can Buy Shares of the Funds.........   15
Purchase Price..........................   15
Selling Shares..........................   15
Restrictions on Sales...................   16
Distribution Plan.......................   16

DISTRIBUTIONS AND TAXES.................   17
Dividends and Distributions.............   17
Tax Status..............................   17

ADDITIONAL INFORMATION...........  BACK COVER

         FUND SUMMARIES
This Prospectus provides information about the NSAT Investor Destinations Series (together, the "Funds") of Nationwide Separate Account Trust. The following sections summarize key information about the Funds, including information regarding the investment objectives, principal strategies, principal risks, performance and fees for all the Funds. Each Fund's investment objective can be changed without shareholder approval. Use the summaries to compare the Funds with other mutual funds. More detailed information about the risks and investment techniques of the Funds can be found in "More About the Funds" beginning on page 9. "You" and "your" refer to both direct shareholders (including the insurance company separate accounts which invest assets on behalf of their contract holders) and contract holders who invest in the Funds indirectly through their variable annuity contracts and/or variable life insurance policies.

The Fund Summaries contain a discussion of the principal risks of investing in each Fund. As with any mutual fund, there can be no guarantee that a Fund will meet its objective or that a Fund's performance will be positive for any period of time.

A QUICK NOTE ABOUT THE FUNDS

This Prospectus is designed to help you make informed decisions about one of the investments available under your variable annuity contract or variable life insurance policy. You will find details about how your annuity contract or life insurance policy works in the accompanying prospectus.

ABOUT EACH FUND GENERALLY

Each Fund is designed to provide an asset allocation option corresponding to different investment goals. Each Fund will invest primarily in other mutual funds which represent each asset class in its target allocation.

This Prospectus includes information on the following Funds:

  NSAT Investor Destinations Aggressive Fund

  NSAT Investor Destinations Moderately Aggressive Fund

  NSAT Investor Destinations Moderate Fund

  NSAT Investor Destinations Moderately Conservative Fund

  NSAT Investor Destinations Conservative Fund

For more information about the Funds' investment strategies, please read "More About the Funds" -- "Principal Investment Strategies".

INVESTMENT OBJECTIVE

The investment objective of each Fund is to maximize total investment return. Each Fund will seek this objective through the principal strategies described below.

PRINCIPAL STRATEGIES

THE NSAT INVESTOR DESTINATIONS SERIES ARE DESIGNED TO PROVIDE DIVERSIFICATION ACROSS SEVERAL MAJOR ASSET CLASSES BASED ON YOUR TIME HORIZON: U.S. STOCKS (LARGE CAP, MID CAP AND SMALL CAP STOCKS), INTERNATIONAL STOCKS, BONDS AND SHORT-TERM INVESTMENTS. Each Fund in the NSAT Investor Destinations Series invests in different combinations of mutual funds (Underlying Funds) and short-term investments as shown below.

The Funds will invest in Underlying Funds which typically invest in stocks, bonds, or other securities with the goal of matching a specific stock or bond index. Each Fund has a target allocation mix of investments among some or all of the six asset classes shown below. The portfolio management team monitors each Fund's holdings and cash flow and will adjust a Fund's asset allocation within the target allocation to ensure broad diversification and to adjust to changes in market conditions. However, as a general matter, there will not be large, sudden changes in a Fund's asset allocation.

Set forth below are the six asset classes in which the Funds may invest and the Underlying Funds and short-term investments which the portfolio management team has chosen to represent each asset class.

     Asset Class               Underlying Investments
------------------------------------------------------------
U.S. STOCKS
  LARGE CAP STOCKS      LARGE CAP INDEX FUNDS INCLUDING
                        NATIONWIDE S&P 500 INDEX FUND. The
                        Nationwide S&P 500 Index Fund seeks
                        to track the S&P 500 Index, a widely
                        recognized index maintained by
                        Standard & Poor's that includes 500
                        U.S. large-cap stocks.
  MID CAP STOCKS        MID CAP INDEX FUNDS INCLUDING THE
                        NATIONWIDE MID CAP MARKET INDEX
                        FUND. The Nationwide Mid Cap Market
                        Index Fund seeks to track the S&P
                        Mid-Cap 400 Index, which includes
                        400 common stocks issued by U.S.
                        mid-capitalization companies.

     Asset Class               Underlying Investments
------------------------------------------------------------
  SMALL CAP STOCKS      SMALL CAP INDEX FUNDS INCLUDING THE
                        NATIONWIDE SMALL CAP INDEX FUND. The
                        Nationwide Small Cap Index Fund
                        seeks to track the Russell 2000
                        Index, which includes 2000 common
                        stocks issued by smaller U.S.
                        capitalization companies.
 ............................................................
INTERNATIONAL STOCKS    INTERNATIONAL INDEX FUNDS INCLUDING
                        THE NATIONWIDE INTERNATIONAL INDEX
                        FUND. The Nationwide International
                        Index Fund seeks to track the Morgan
                        Stanley International Europe,
                        Australasia and Far East
                        Capitalization Weighted Index, which
                        includes stocks of companies
                        located, or whose stocks are traded
                        on exchanges in, 20 European and
                        Pacific Basin countries.
 ............................................................
BONDS                   BOND INDEX FUNDS INCLUDING THE
                        NATIONWIDE BOND INDEX FUND. The
                        Nationwide Bond Index Fund seeks to
                        track the Lehman Brothers Aggregate
                        Bond Index, which includes a
                        broad-based mix of U.S.
                        investment-grade bonds with
                        maturities greater than one year.
 ............................................................
SHORT-TERM INVESTMENTS  NATIONWIDE MORLEY ENHANCED INCOME
                        FUND. The Nationwide Morley Enhanced
                        Income Fund seeks to provide a high
                        level of current income while
                        preserving capital and minimizing
                        market fluctuations in an investor's
                        account value by investing in
                        high-grade debt securities.
                        NATIONWIDE MONEY MARKET FUND.
                        The Nationwide Money Market Fund
                        seeks as high a level of current
                        income as is consistent with the
                        preservation of capital and
                        maintenance of liquidity by
                        investing in money market
                        obligations.
                        NATIONWIDE CONTRACT. The Nationwide
                        Contract is a non-registered fixed
                        interest contract issued by
                        Nationwide Life Insurance Company
                        and has a stable principal value.

---------------

The Funds may invest in other index funds chosen to complement the Nationwide Funds and to further diversify each Fund.

The Underlying Funds and short-term investments in which the Funds invest may be changed at any time based on the portfolio management team's judgement.

         Fund Summaries

Below are the current specific target allocations for each Fund.

NSAT INVESTOR DESTINATIONS AGGRESSIVE FUND (THE AGGRESSIVE FUND)

The Aggressive Fund will pursue its goal of maximizing total investment return primarily by seeking growth of capital. The Aggressive Fund's allocation focuses on stock investments, both U.S. and international. The Aggressive Fund is generally appropriate for aggressive investors comfortable with risk, investors with long time horizons or investors who want to maximize long-term returns and who have a higher tolerance for possible short-term losses. Shorter term allocations may vary from the target allocation; however, the investment strategy should approximate the target allocation mix over longer investment periods.

             Asset Classes                 Target Allocation Mix
----------------------------------------------------------------
U.S. Stocks                                          65%
    Large Cap Stocks                40%
    Mid Cap Stocks                  15%
    Small Cap Stocks                10%
 ................................................................
International Stocks                                 30%
 ................................................................
Bonds                                                 5%
 ................................................................
TOTAL ALLOCATION                                    100%

NSAT INVESTOR DESTINATIONS MODERATELY AGGRESSIVE FUND (THE MODERATELY AGGRESSIVE
FUND)

The Moderately Aggressive Fund will pursue its goal of maximizing total investment return primarily by seeking growth of capital, but also income. The Moderately Aggressive Fund's allocation is weighted toward stock investments, while including some bonds and short-term investments to reduce volatility. The Moderately Aggressive Fund is generally appropriate for aggressive investors who want to maximize returns over the long-term but who have a tolerance for possible short-term losses or who are looking for some additional diversification. Shorter term allocations may vary from the target allocation; however, the investment strategy should approximate the target allocation mix over longer investment periods.

             Asset Classes                 Target Allocation Mix
----------------------------------------------------------------
U.S. Stocks                                          55%
    Large Cap Stocks                35%
    Mid Cap Stocks                  15%
    Small Cap Stocks                 5%
 ................................................................
International Stocks                                 25%
 ................................................................
Bonds                                                15%
 ................................................................
Short-Term Investments                                5%
 ................................................................
TOTAL ALLOCATION                                    100%

NSAT INVESTOR DESTINATIONS MODERATE FUND (THE MODERATE FUND)

The Moderate Fund will pursue its goal of maximizing total investment return by seeking growth of capital and income. The Moderate Fund's allocation is weighted toward stock investments while including a substantial portion in bonds and short-term investments to add income and reduce volatility. The Moderate Fund is generally appropriate for investors who have a lower tolerance for risk than more aggressive investors and are seeking both growth and income, who have a longer time horizon, or who are willing to accept moderate short-term price fluctuations in exchange for potential longer-term returns. Shorter term allocation may vary from the target allocation; however, the investment strategy should approximate the target allocation over longer investment periods.

             Asset Classes                 Target Allocation Mix
----------------------------------------------------------------
U.S. Stocks                                          45%
    Large Cap Stocks                30%
    Mid Cap Stocks                  10%
    Small Cap Stocks                 5%
 ................................................................
International Stocks                                 15%
 ................................................................
Bonds                                                25%
 ................................................................
Short-Term Investments                               15%
 ................................................................
TOTAL ALLOCATION                                    100%

NSAT INVESTOR DESTINATIONS MODERATELY CONSERVATIVE FUND (THE MODERATELY CONSERVATIVE FUND)

The Moderately Conservative Fund will pursue its goal of maximizing total investment return by seeking income and, secondarily, long term growth of capital. The Moderately Conservative Fund's allocation is weighted toward bond investments and short-term investments while including substantial stock investments for long term growth. The Moderately Conservative Fund is generally appropriate for investors who have a lower tolerance for risk and whose primary goal is income, who have a shorter time horizon or who are willing to accept some market volatility in exchange for greater potential income and growth. Shorter term allocations may vary from the target allocation; however, the investment strategy should approximate the target allocation mix over longer investment periods.

             Asset Class                 Target Allocation Mix
--------------------------------------------------------------
U.S. Stocks                                        30%
    Large Cap Stocks              20%
    Mid Cap Stocks                10%
 ..............................................................
International Stocks                               10%
 ..............................................................
Bonds                                              35%
 ..............................................................
Short-Term Investments                             25%
 ..............................................................
TOTAL ALLOCATION                                  100%

NSAT INVESTOR DESTINATIONS CONSERVATIVE FUND (THE CONSERVATIVE FUND)

The Conservative Fund will pursue its goal of maximizing total investment return by seeking income and, secondarily, long term growth of capital. The Conservative Fund's allocation focuses on bonds and short-term investments while including some stock investments for long-term growth. The Conservative Fund is generally appropriate for investors who have a low tolerance for risk and whose primary goal is income, who have a short time horizon, or who are not willing to accept much risk, but still seek a small amount of growth. Shorter term allocations may vary from the target allocation; however, the investment strategy should approximate the target allocation over longer investment periods.

            Asset Classes                Target Allocation Mix
--------------------------------------------------------------
U.S. Stocks                                        15%
    Large Cap Stocks              10%
    Mid Cap Stocks                 5%
 ..............................................................
International Stocks                                5%
 ..............................................................
Bonds                                              35%
 ..............................................................
Short-Term Investments                             45%
 ..............................................................
TOTAL ALLOCATION                                  100%

PRINCIPAL RISKS

Because the value of your investment in a Fund will fluctuate, there is the risk that you will lose money. Your investment will decline in value if the value of the Fund's investments decreases. The value of your shares will also be impacted in part by the portfolio manager's ability to assess economic conditions and investment opportunities.

FUND RISK

PERFORMANCE RISK. The assets of each Fund are invested in Underlying Funds and short-term investments, which means that the investment performance of each Fund is directly related to the investment performance of these underlying investments held by the Fund. The ability of a Fund to meet its investment objective depends upon the allocation of the Fund's assets among the underlying investments and the ability of an underlying investment to meet its own investment objective. It is possible that an underlying investment will fail to execute its investment strategies effectively. As a result, an underlying investment may not meet its investment objective, which would affect a Fund's investment performance. There can be no assurance that the investment objective of any Fund or any underlying investment will be achieved.

ASSET ALLOCATION RISK. Because the Underlying Funds and short-term investments represent different asset classes, each Fund is subject to different levels and combinations of risk, depending on the particular Fund's asset allocation. As described below, each Fund is subject in varying degrees to stock market risk, bond market risk (primarily interest rate risk and credit risk), selection risk, non-diversified fund risk, the risk of inflation and foreign risk.

         Fund Summaries

RISKS OF THE UNDERLYING INVESTMENTS

The following are risks applicable to the underlying investments and the corresponding asset classes. The greater a Fund's investment in a particular asset class, the greater the impact to the Fund of the risks related to the class. For example, the Aggressive Fund, the Moderately Aggressive Fund and the Moderate Fund will be more impacted by stock market risk because more of their assets will be invested in U.S. and International Stocks while the Moderately Conservative Fund and the Conservative Fund will be more impacted by credit risk and interest rate risk because more of their assets will be invested in debt securities.

GENERAL RISKS

SELECTION RISK (ALL ASSET CLASSES). Selection risk is the risk that an index fund's investments, which may not fully replicate the index, may perform differently from securities in the index.

NON-DIVERSIFIED FUND RISK (ALL ASSET CLASSES EXCEPT SHORT-TERM INVESTMENTS). Generally, index funds are non-diversified funds which means that each may invest more of its assets in fewer companies than if it were a diversified fund. By concentrating more assets in a smaller number of investments, an Underlying Fund's risk is increased because each investment has a greater effect on the Underlying Fund's performance. This helps the Underlying Fund's performance when its investments are successful, but also hurts the Underlying Fund's performance when its investments are unsuccessful.

RISKS OF U.S. STOCKS AND INTERNATIONAL STOCKS

STOCK MARKET RISK (U.S. STOCKS AND INTERNATIONAL STOCKS). Stock market risk is the risk that a Fund could lose value if the individual stocks in which the Underlying Funds have invested or the overall stock markets in which they trade go down. Individual stocks and the overall stock markets may experience short-term volatility as well as extended periods of decline or little growth. Individual stocks are affected by factors such as corporate earnings, production, management and sales. Individual stocks may also be affected by the demand for a particular type of stock, such as growth stocks or the stocks of companies with a particular market capitalization or within a particular industry. Stock markets are affected by numerous factors, including interest rates, the outlook for corporate profits, the health of the national and world economies, national and world social and political events, and the fluctuations of other stock markets around the world.

MID/SMALL CAP RISK (MID CAP STOCKS AND SMALL CAP STOCKS). To the extent an Underlying Fund invests in securities of small or medium-size capitalization companies, such Underlying Fund's investments in smaller, newer companies may be riskier than investments in larger, more established companies. The stocks of medium-size and small companies are usually less stable in price and less liquid than the stocks of larger companies.

FOREIGN RISK (INTERNATIONAL STOCKS). To the extent an Underlying Fund invests in foreign securities, its investments involve risks in addition to those of U.S. investments. These risks involve political and economic risks, currency fluctuations, higher transaction costs, and delayed settlement.

RISKS OF BONDS

INTEREST RATE AND INFLATION RISK. Interest rate risk is the risk that increases in market interest rates may decrease the value of debt securities held by an Underlying Fund. In general, the prices of debt securities fall when interest rates increase and rise when interest rates decrease. Typically, the longer the maturity of a debt security, the more sensitive it is to price shifts as a result of interest rate changes. The Fund is also subject to inflation risk. Inflation risk is the risk to investments caused by market expectations of higher prices for goods and services. Inflationary expectations are generally associated with higher interest rates and, accordingly, higher yields and lower prices on fixed-rate debt securities. Because inflation reduces the purchasing power of income produced by existing fixed-rate debt securities, such as bonds and notes, the prices at which these securities trade will be reduced to compensate for the fact that the income they produce is worth less. This potential decrease in market value would be the measure of the inflation risk incurred by the Fund.

CREDIT RISK. Credit risk is the risk that the issuer of a debt security will be unable to make the required payments of interest and/or repay the principal when due. In addition, there is a risk that the rating of a debt security may be lowered if the issuer's financial condition changes, which may lead to a greater price fluctuation in the securities the Underlying Fund owns.

Securities in which an Underlying Fund or short-term investment will invest, will generally be rated within the top four rating categories by a rating agency. Ratings of securities purchased by an Underlying Fund or short-term investment are determined at the time of investment to be within the top four rating categories. Any subsequent rating downgrade of a debt obligation will be monitored generally by the Underlying Fund or short-term investment to consider what action, if any, it should take consistent with its investment objective. There is no requirement that any such securities must be sold if downgraded.

 Obligations rated in the fourth highest rating category by any rating agency are considered medium-grade securities. Medium-grade securities, although considered investment-grade, have speculative characteristics and may be subject to greater fluctuations in value than higher-rated securities. In addition, the issuers of medium-grade securities may be more vulnerable to adverse economic conditions or changing circumstances than issuers of higher-rated securities.

RISKS OF SHORT-TERM INVESTMENTS.

The risks that apply to bonds, as described above, also apply to short-term investments, but to a lesser degree. This is because the short-term investments are investing in shorter-term and often higher quality investments.

PERFORMANCE

No performance information is provided because the Funds will not commence operations until on or about December 12, 2001.

FEES AND EXPENSES

THIS TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU MAY PAY IF YOU BUY AND HOLD SHARES OF THE FUNDS.

                                    Moderately               Moderately
                       Aggressive   Aggressive   Moderate   Conservative   Conservative
                          Fund         Fund        Fund         Fund           Fund
---------------------------------------------------------------------------------------
Shareholder Fees(1)       None         None        None         None           None
(fees paid directly
from your investment)

Annual Fund Operating                Moderately               Moderately
Expense (deducted from  Aggressive   Aggressive   Moderate   Conservative   Conservative
     Fund assets)          Fund         Fund        Fund         Fund           Fund
----------------------------------------------------------------------------------------
Management Fees(2)         0.13%        0.13%       0.13%        0.13%          0.13%
 ........................................................................................
Distribution and/or        0.25%        0.25%       0.25%        0.25%          0.25%
Service (12b-1) Fees
 ........................................................................................
Other Expenses(3)          0.63%        0.63%       0.63%        0.63%          0.63%
----------------------------------------------------------------------------------------
TOTAL ANNUAL FUND          1.01%        1.01%       1.01%        1.01%          1.01%
OPERATING EXPENSES
 ........................................................................................
AMOUNT OF FEE              0.40%        0.40%       0.40%        0.40%          0.40%
WAIVERS/EXPENSE
REIMBURSEMENTS(4)
----------------------------------------------------------------------------------------
NET EXPENSES AFTER         0.61%        0.61%       0.61%        0.61%          0.61%
WAIVERS(4)

---------------
(1) Sales charges and other expenses are imposed by variable annuity contracts or variable life insurance policies when the Fund's shares are purchased by a life insurance separate account as an investment option for these contracts or policies.
(2) Each Fund will commence operations on or about December 12, 2001. Because the Fund has not operated for one year, the management fee represents the fee which is payable to Villanova Mutual Fund Capital Trust ("VMF"), the Funds' investment adviser, under its contract with the Funds.

(3) As new funds, these are estimates for the current fiscal year ending December 31, 2001. These estimates do not take into account the expense limitation agreement between the Funds and VMF.
(4) VMF and the Funds have entered into a written contract limiting operating expenses to those listed in "Net Expenses After Waivers" through May 1, 2003. The Funds are authorized to reimburse VMF for management fees previously waived and/or for the cost of Other Expenses paid by VMF provided that any such reimbursement will not cause the Funds to exceed the expense limitations noted above. Each Fund's ability to reimburse VMF in this manner only applies to fees paid or reimbursement made by VMF at some time within the first five years from the time the Fund commenced operations.

         Fund Summaries

EXAMPLE

This example shows what you could pay in expenses over time. You can also use this example to compare the cost of a Fund with other mutual funds.

The example assumes that you invest $10,000 in a Fund for the time periods indicated and then sell all of your shares at the end of those periods. It assumes a 5% return each year, no change in expenses and expense waivers for one year only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                           1 Year   3 Years
-----------------------------------------------------------
Aggressive Fund                             $ 62    $  282
Moderately Aggressive Fund                  $ 62    $  282
Moderate Fund                               $ 62    $  282
Moderately Conservative Fund                $ 62    $  282
Conservative Fund                           $ 62    $  282

DIRECT AND INDIRECT EXPENSES PAID WHEN YOU INVEST IN THE FUNDS

When one of the Funds is chosen as an investment option within variable life insurance policies or variable annuity contracts (collectively, variable insurance contracts), the contractholder will be responsible for direct expenses charged by the variable insurance contract, as well as the indirect expenses of the Fund and the Underlying Funds. In this structure, each Fund, therefore, indirectly bears a proportionate share of the applicable expenses of the Underlying Funds (including management fees) because the Fund invests primarily in Underlying Funds and is a shareholder of the Underlying Funds. The Underlying Fund fees are in addition to the fees and expenses described in the Funds' fee tables above and those included in the prospectus for the variable insurance contract. Depending on which Underlying Funds are held by the Fund and in what proportion, the fees will vary over time. However, in order to give you an idea of what the fees for the Underlying Funds might be, we have calculated each Fund's combined average expense ratio, using the expense ratios after fee waivers and reimbursements of the Underlying Funds (which will be the most expenses any of the Underlying Funds affiliated with the Funds will pay until at least March 1, 2003) and each Fund's target allocation as described above. Based on these hypothetical assumptions, the combined average expense ratio for the Underlying Funds which would have been borne indirectly by each of the Funds would have been the following:

Aggressive Fund                                                            0.29%
Moderately Aggressive Fund                                                 0.29%
Moderate Fund                                                              0.28%
Moderately Conservative Fund                                               0.28%
Conservative Fund                                                          0.28%

Expenses will differ when a Fund's allocation moves from its target allocation.

         MORE ABOUT THE FUNDS

PURPOSE OF THE INVESTOR DESTINATIONS SERIES

The Funds are designed:

  - To help achieve an investor's retirement savings objectives through asset allocation.
  - To maximize long-term total returns at an acceptable level of risk.
  - To allow for easy asset allocation.

In selecting a Fund, investors should consider their personal objectives, investment time horizons, risk tolerances, and financial circumstances. Through exchanges among the Funds, investors can adjust their investment strategies when one or more of these factors change. Most investors usually move into more conservatively managed Funds as they near retirement or other investment goals.

PRINCIPAL INVESTMENT STRATEGIES

The NSAT Investor Destinations Series are designed to provide diversification across major asset classes based on an investor's time horizon as described in the Fund Summaries.

Set forth below is each Fund's target allocation for its underlying investments. Actual allocation may vary over short periods; however, the strategy should generally approximate the target allocation.

                                   Moderately             Moderately
     Underlying        Aggressive  Aggressive  Moderate  Conservative  Conservative
     Investments          Fund        Fund       Fund        Fund          Fund
-----------------------------------------------------------------------------------
U.S. STOCKS:
 ...................................................................................
Large Cap Index Funds         40%         35%       30%           20%           10%
 ...................................................................................
Mid Cap Index Funds           15%         15%       10%           10%            5%
 ...................................................................................
Small Cap Index Funds         10%          5%        5%            0%            0%
 ...................................................................................
INTERNATIONAL STOCKS:
 ...................................................................................
International Index
  Funds                       30%         25%       15%           10%            5%
 ...................................................................................
BONDS:
 ...................................................................................
Bond Index Funds               5%         15%       25%           35%           35%
 ...................................................................................
SHORT-TERM
INVESTMENTS:
 ...................................................................................
Nationwide Morley
  Enhanced Income
  Fund                         0%        2.5%      7.5%         12.5%           20%
 ...................................................................................
Nationwide Money
  Market Fund                  0%          0%        0%            0%            5%
 ...................................................................................
Nationwide Contract:           0%        2.5%      7.5%         12.5%           20%
 ...................................................................................
TOTAL ALLOCATION             100%        100%      100%          100%          100%

         More About the Funds

STRUCTURE OF THE FUNDS. As discussed above, each of the NSAT Investor Destinations Series invests in Underlying Funds and short-term investments. The following is a chart showing the asset classes in which the Funds invest and the corresponding underlying investments:

                               [investment chart]

ASSET CLASSES AND UNDERLYING INVESTMENTS OF THE FUNDS

The asset classes present varying degrees of potential investment risks and rewards based upon their own investment objectives and strategies. A Fund will be impacted by these risks depending on the extent to which it invests in an asset class. Please refer to "Risks of the Underlying Investments" on page 6, for a discussion of some of these risks. Additional information about the investment strategies and the risks of the Funds is included above and in the Statement of Additional Information (SAI).

An investor generally could invest in an Underlying Fund directly. Because an investor is investing indirectly through the NSAT Investor Destinations Series, he or she will pay a proportionate share of the applicable expenses of the Underlying Funds (including applicable management, administration, distribution, and custodian fees) as well as the expenses of the Fund. Although the Funds will charge a 12b-1 fee, the Underlying Funds, Nationwide Money Market Fund and Nationwide Morley Enhanced Income Fund will not charge any front-end sales load, contingent deferred sales charge or 12b-1 fee when selling shares to the Funds so there is no duplication of these fees or charges. There is also no front-end sales load, contingent deferred sales charge or 12b-1 fee on the Nationwide Contract.

The following is a description of the underlying investments for each asset class. Each Fund may invest in these underlying investments as provided in its target allocation mix.

U.S. STOCKS -- LARGE CAP STOCKS

The Funds will invest in the NATIONWIDE S&P 500 INDEX FUND (S&P 500 INDEX
FUND). The S&P 500 Index Fund's investment objective is to provide investment results that correspond to the price and yield performance of publicly traded common stocks, as represented by the Standard & Poor's 500(1) Composite Stock Price Index. The S&P 500 is a marketed-weighted index composed of 500 selected common stocks chosen by Standard & Poor's (S&P) based on a number of factors including industry group representation, market value, economic sector and operating/financial condition.

The S&P 500 Index Fund employs a "passive" management approach, attempting to invest in a portfolio of assets whose performance is expected to match approximately the performance of the S&P 500.

The S&P 500 Index Fund invests in a statistically selected sample of stocks included in the S&P 500 and in derivative instruments linked to the S&P 500. The S&P 500 Index Fund does not necessarily invest in all of the common stocks in the S&P 500, or in the same weightings as in the S&P 500. Because the S&P 500 Index Fund seeks to invest in assets whose performance matches the performance of the S&P 500, it may concentrate more assets in fewer companies and is considered a non-diversified fund. The S&P 500 Index Fund chooses investments so that the market capitalizations,

---------------

(1) "Standard & Poor's", "S&P", "Standard & Poor's 500", and "500" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by the Fund. The Fund is not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of investing in the Fund. For further information regarding the trademark licenses, see the SAI.

industry weightings and other fundamental characteristics of the stocks and derivative instruments chosen are similar to the S&P 500 as a whole. The S&P 500 Index Fund may also engage in securities lending.

Several of the Funds will invest in one or more other large cap index funds which seek to match the performance of the S&P 500.

U.S. STOCKS -- MID CAP STOCKS

The Funds will invest in the NATIONWIDE MID CAP MARKET INDEX FUND (MID CAP INDEX
FUND). The Mid Cap Index Fund seeks to match the performance of the Standard & Poor's Mid Cap 400 Index (S&P 400) as closely as possible before the deduction of Fund expenses. The S&P 400 is composed of 400 common stocks issued by U.S. mid-capitalization companies in a wide range of businesses. The S&P 400 is a market-weighted index and is generally considered broadly representative of the performance of publicly traded U.S. mid-capitalization stocks.

The Mid Cap Index Fund invests in the common stocks in the S&P 400 in roughly the same proportions as their weightings in the S&P 400 and in derivative instruments linked to the S&P 400. The Mid Cap Index Fund does not necessarily invest in all of the common stocks in the S&P 400, or in the same weightings as in the S&P 400. At those times, the Mid Cap Index Fund chooses investments so that the market capitalizations, industry weightings and other fundamental characteristics of the stocks and derivative instruments chosen are similar to the S&P 400 as a whole. Because the Mid Cap Market Index Fund seeks to invest in assets whose performance matches the performance of the S&P 400, it may concentrate more assets in fewer companies and is considered a non-diversified fund. The Mid Cap Index Fund may also engage in securities lending.

The Funds may also invest in other mid cap index funds which seek to match the performance of the S&P 400.

U.S. STOCKS -- SMALL CAP STOCKS

The Funds will invest in the NATIONWIDE SMALL CAP INDEX FUND (SMALL CAP INDEX
FUND). The Small Cap Index Fund seeks to match the performance of the Russell 2000 Index (Russell 2000) as closely as possible before the deduction of Fund expenses. The Russell 2000 is a market-weighted index composed of approximately 2,000 common stocks issued by smaller-capitalization U.S. companies in a wide range of businesses. The Small Cap Index Fund invests in a statistically selected sample of stocks included in the Russell 2000 and in derivative instruments linked to the Russell 2000. The Small Cap Index Fund does not necessarily invest in all of the common stocks in the Russell 2000, or in the same weightings as in the Russell 2000. The Small Cap Index Fund chooses investments so that the market capitalizations, industry weightings and other fundamental characteristics of the stocks and derivative instruments chosen are similar to the Russell 2000 as a whole. Because the Small Cap Index Fund seeks to invest in assets whose performance matches the performance of the Russell 2000, it may concentrate more assets in fewer companies and is considered a non-diversified fund. The Small Cap Index Fund may also engage in securities lending.

The Funds may also invest in other small cap index funds which seek to match the performance of the Russell 2000.

INTERNATIONAL STOCKS

The Funds will invest in the NATIONWIDE INTERNATIONAL INDEX FUND (INTERNATIONAL INDEX FUND). The International Index Fund seeks to match the performance of the Morgan Stanley Capital International Europe, Australasia and Far East Index (EAFE Index) as closely as possible before the deduction of Fund expenses. The EAFE Index is composed of equity securities of companies from various industrial sectors whose primary trading markets are located outside the United States. Companies included in the EAFE index are selected from among the larger capitalization companies in these markets. The weighting of the EAFE index is based on the market capitalization of each of the countries in the index.

The International Index Fund invests in a statistically selected sample of equity securities included in the EAFE Index and in derivative instruments linked to the EAFE Index. The International Index Fund may not invest in all of the countries, or all of the companies within a country, represented in the EAFE Index, or in the same weightings as in the EAFE Index. The International Index Fund will choose investments so that the market capitalizations, industry weightings and other fundamental characteristics of the stocks and derivative instruments chosen are similar to the EAFE Index as a whole. Because the International Fund seeks to invest in assets whose performance matches the performance of the EAFE Index, it may concentrate more assets in fewer companies and is considered a non-diversified fund. The International Index Fund may also engage in securities lending.

The Funds may also invest in other international index funds which seek to match the performance of the EAFE Index.

BONDS

The Funds will invest in the NATIONWIDE BOND INDEX FUND (BOND INDEX FUND). The Nationwide Bond Index Fund seeks to match the performance of the Lehman Brothers Aggregate

         More About the Funds

Bond Index (Aggregate Bond Index) as closely as possible before the deduction of Bond Index Fund expenses. The Aggregate Bond Index is composed primarily of dollar-denominated investment grade bonds of different types.

The Bond Index Fund invests in a statistically selected sample of bonds that are included in or correlated with the Aggregate Bond Index, and in derivative instruments linked to the Aggregate Bond Index. The Bond Index Fund may not invest in all of the bonds in the Aggregate Bond Index, or in the same weightings as in the Aggregate Bond Index. The Bond Index Fund may invest in bonds not included in the index, but which are selected to reflect characteristics such as maturity, duration, or credit quality similar to bonds in the index. This may result in different levels of interest rate, credit or prepayment risks from the levels of risks in the Aggregate Bond Index. The Aggregate Bond Index is composed of a variety of dollar-denominated investment grade bonds, including bonds issued by the U.S. Government and foreign governments and their agencies, and bonds issued by the U.S. or foreign companies, among others. Because the Bond Index Fund seeks to invest in assets whose performance matches the performance of the Aggregate Bond Index, it may concentrate more assets in fewer companies and is considered a non-diversified fund. The Bond Index Fund may also engage in securities lending.

The Funds may also invest in other bond index funds which seek to match the performance of the Aggregate Bond Index.

SHORT-TERM INVESTMENTS

EACH FUND MAY INVEST IN THE FOLLOWING SHORT-TERM INVESTMENTS:

NATIONWIDE MORLEY ENHANCED INCOME FUND. The Nationwide Morley Enhanced Income Fund (Enhanced Income Fund) seeks to provide a high level of current income while preserving capital and minimizing market fluctuations in an investor's account value. To achieve its goals, under normal market conditions, the Enhanced Income Fund invests primarily in high-grade debt securities issued by the U.S. government and its agencies, as well as by corporations. The Enhanced Income Fund also purchases mortgage-backed and asset-backed securities. The debt securities in which the Enhanced Income Fund invests pay interest on either a fixed-rate or variable-rate basis. The Enhanced Income Fund will be managed so that its duration, which is a measure of the expected life of the Enhanced Income Fund's portfolio on a present value basis reflecting both principal and interest payments, will not exceed two years. The Enhanced Income Fund may also enter into futures or options contracts solely for the purpose of adjusting the duration of the Fund to minimize fluctuation of the Fund's market value.

Depending on market conditions, the Enhanced Income Fund may also enter into book value maintenance agreements (wrap contracts) with one or more highly rated financial institutions for the purpose of maintaining some of the Enhanced Income Fund's assets at a stable book value.

When selecting securities for the Fund, the Enhanced Income Fund's portfolio managers will consider expected changes in interest rates and in the price relationships among various types of securities. They will attempt to identify and purchase securities offering the best combination of yield, maturity and relative price performance. The Enhanced Income Fund's portfolio managers may elect to sell securities in order to buy others which they believe will better serve the objectives of the Fund.

The Enhanced Income Fund's portfolio managers expect that careful selection of securities, relatively short portfolio duration, and the potential availability and use of wrap contracts will enable the Enhanced Income Fund to meet its investment objective of limited fluctuation of the Enhanced Income Fund's net asset value, although there can be no guarantee that the Fund will meet its objectives.

NATIONWIDE MONEY MARKET FUND. Nationwide Money Market Fund seeks as high a level of current income as is consistent with the preservation of capital and maintenance of liquidity. It seeks to achieve this objective by investing in high-quality money market obligations maturing in 397 days or less, including corporate obligations, U.S. government and agency bonds, bills and notes, the obligations of foreign governments, and the obligations of U.S. banks and U.S. branches of foreign banks if they are denominated in U.S. dollars. The Nationwide Money Market Fund may also invest in floating-and adjustable-rate obligations and asset-backed commercial paper. Typically, the Nationwide Money Market Fund's dollar-weighted average maturity will be 90 days or less.

The Nationwide Money Market Fund invests in securities which its portfolio manager believes to have the best return potential. Because the Nationwide Money Market Fund invests in short-term securities, it will generally sell securities only to meet liquidity needs to maintain target allocations and to take advantage of more favorable opportunities.

THE NATIONWIDE CONTRACT. Each of the Funds (except the Aggressive Fund) will invest in the Nationwide Contract. The Nationwide Contract is a fixed interest contract issued and guaranteed by Nationwide Life Insurance Company (Nationwide). This contract has a stable principal value and will pay each Fund holding a contract a fixed rate of interest. The fixed interest rate must be at least 3.50%, but may be higher. Nationwide will calculate the interest rate in the same way that it calculates guaranteed interest rates for similar contracts. The rate paid by the Nationwide Contract is guaranteed for a given period regardless of the current market conditions. The principal amount of the Nationwide Contract is also guaranteed. Although under certain market conditions a Fund's performance may be hurt by its investment in the Nationwide Contract, the portfolio management team believes that the stable nature of the Nationwide Contract should reduce a Fund's volatility and overall risk, especially when the bond and stock markets decline simultaneously.

OTHER INVESTMENT TECHNIQUES

The SAI contains additional information about the Funds, the Underlying Funds, and the short-term investments including other investment techniques. To obtain a copy of the SAI, see the back cover page of the Prospectus.

TEMPORARY DEFENSIVE POSITIONS

In response to economic, political or unusual market conditions, certain Underlying Funds may invest up to 100% of its assets in cash or money market obligations. Should this occur, an Underlying Fund may not meet its investment objectives and may miss potential market upswings.

         MANAGEMENT

INVESTMENT ADVISER

Villanova Mutual Fund Capital Trust (VMF), 1200 River Road, Conshohocken, Pennsylvania 19428, manages the investment of the assets and supervises the daily business affairs of the Funds. VMF was organized in 1999 and advises mutual funds. As of June 30, 2001, VMF and its affiliates had approximately $25 billion in assets under management of which approximately $13 billion was managed by VMF.

VMF initially allocates each Fund's assets among the underlying investments as described above. VMF also monitors these allocations and the assumptions upon which they were made. VMF also monitors market conditions and other factors that could influence these allocations.

The annual management fee payable by the Funds to VMF, expressed as a percentage of the Funds' average daily net assets, is as follows:

                    Fund                         Fee
-----------------------------------------------------
The Aggressive Fund                              0.13%
 .....................................................
The Moderately Aggressive Fund                   0.13%
 .....................................................
The Moderate Fund                                0.13%
 .....................................................
The Moderately Conservative Fund                 0.13%
 .....................................................
The Conservative Fund                            0.13%

Each Fund, as a shareholder of the underlying investments, indirectly bears its proportionate share of any investment management fees and other expenses of the underlying investments. VMF believes, and the Board of Trustees has determined, that the management fees paid by the Funds are for services that are in addition to -- not duplicative of -- the services provided to the underlying investments. These services include the asset allocation and monitoring functions provided by VMF.

Each Fund is managed by a team of portfolio managers and research analysts which is supervised by William H. Miller, Sr. Portfolio Manager at VMF. Prior to July 1999 when Mr. Miller joined VMF, he held the following positions: Senior Portfolio Manager, Putnam Investments (1997-1999); Vice President and Assistant Portfolio Manager Delaware Management Company (1994-1997); and Vice President and Investment Manager, Rutherford Capital Management (1985-1994).

         BUYING AND SELLING FUND SHARES

WHO CAN BUY SHARES OF THE FUNDS

Shares of the Funds are currently sold to separate accounts of Nationwide Life Insurance Company or its wholly owned subsidiary, Nationwide Life and Annuity Insurance Company (collectively "Nationwide"), to fund benefits payable under variable life insurance policies and variable annuity contracts (collectively, variable insurance contracts). In the future shares may be sold to other insurance companies' separate accounts. Shares are not sold to individual investors.

The separate accounts purchase shares of a Fund in accordance with variable account allocation instructions received from owners of the variable insurance contracts. The Fund then uses the proceeds to buy securities for its portfolio.

Because variable insurance contracts may have different provisions with respect to the timing and method of purchases, exchanges and redemptions, variable insurance contract owners should contact their insurance company directly for details concerning these transactions.

Please check with your insurance company to determine which Funds are available under your variable insurance contract. This prospectus should be read in conjunction with the prospectus of the separate account of your variable insurance contract.

In the future, the Funds may sell shares to separate accounts of other unaffiliated insurance companies as well as to Nationwide. The Funds currently do not foresee any disadvantages to the owners of variable insurance contracts arising out of the fact that the Funds may offer their shares to the separate accounts of various other insurance companies to fund benefits of these variable insurance contracts. Nevertheless, the Trustees of the Funds intend to monitor events in order to identify any material irreconcilable conflicts which may arise, and to determine what action, if any, should be taken in response to such conflicts. If such a conflict were to occur, one or more insurance companies' separate accounts might be required to withdraw their investments in one or more of these Funds and shares of another Fund may be substituted. This might force a Fund to sell its securities at disadvantageous prices.

The distributor for the Funds currently is Nationwide Advisory Services, Inc
(NAS). It is anticipated that on or about January 1, 2002, Villanova Distribution Services, Inc. (to be renamed Gartmore Distribution Services, Inc.) will become the Fund's distributor.

PURCHASE PRICE

The purchase price of each share of a Fund is its "net asset value" (or NAV) next determined after the order is received. No sales charge is imposed on the purchase of a Fund's shares. Generally, NAV is determined by dividing the total market value of the securities owned by the Fund, less its liabilities, by the total number of its outstanding shares. NAV is determined at the close of regular trading on the New York Stock Exchange (usually 4 p.m. Eastern Time) on each day the Exchange is open for trading.

The Funds do not determine NAV on the following days:
- New Year's Day
- Martin Luther King Jr. Day
- Presidents' Day
- Good Friday
- Memorial Day
- Independence Day
- Labor Day
- Thanksgiving Day
- Christmas Day
- other days when the New York Stock Exchange is not open.

A Fund reserves the right not to determine NAV when:
- It has not received any orders to purchase, sell, or exchange shares
- Changes in the value of a Fund's portfolio do not affect the NAV.

If current prices are not available for a security, or if Villanova SA Capital Trust (VSA) as the Funds' administrator or its agent, determines that the price of a security does not represent its fair value, the security may be valued at fair value in accordance with procedures adopted by the Board of Trustees. To the extent that a Fund's investments are traded in markets that are open when the New York Stock Exchange is closed, the value of Fund's investments may change on days when shares cannot be purchased or redeemed.

SELLING SHARES

Shares may be sold (redeemed) at any time, subject to certain restrictions described below. The redemption price is the NAV per share next determined after the order is received.
Of course, the value of the shares sold may be more or less than their original purchase price depending upon the market value of a Fund's investments at the time of sale.

         Buying and Selling Fund Shares

RESTRICTIONS ON SALES

Shares of the Funds may not be redeemed or a Fund may delay paying the proceeds from a redemption when the New York Stock Exchange is closed (other than customary weekend and holiday closings) or if trading is restricted or an emergency exists (as determined by the Securities and Exchange Commission).

DISTRIBUTION PLAN

In addition to expenses that may be imposed by variable insurance contracts, the Trust has adopted a Distribution Plan under Rule 12b-1 of the Investment Company Act, which permits the Fund to compensate NAS -- distributor for the fund -- for expenses associated with distributing and selling those shares and providing shareholder services. Under that Distribution Plan, the Fund pays NAS, from its shares, a fee that is accrued daily and paid monthly. The amount of this fee shall not exceed an annual amount of 0.25% of the shares' daily net assets.

Because these fees are paid out of a Fund's assets on an ongoing basis, these fees will increase the cost of your investment over time and may cost you more than paying other types of sales charges.

         DISTRIBUTIONS AND TAXES

DIVIDENDS AND DISTRIBUTIONS

Substantially all of the Funds' net investment income, if any, will be paid as a dividend each quarter in the form of additional shares of the Funds. Any net capital gains realized by a Fund from the sale of its portfolio securities will be declared and paid to shareholders at least annually.

TAX STATUS

The tax treatment of payments made under a variable insurance contract is described in the prospectus for the contract. Generally, the owners of variable insurance contracts are not taxed currently on income or gains realized under such contracts until the income or gain is distributed. However, income distributions from these contracts will be taxable at ordinary income tax rates. In addition, distributions made to an owner who is younger than 59 1/2 may be subject to a 10% penalty tax. Investors should ask their own tax advisors for more information on their own tax situation, including possible state or local taxes.

Please refer to the SAI for more information regarding the tax treatment of the Funds.

INFORMATION FROM NATIONWIDE

Please read this Prospectus before you invest, and keep it with your records. The following documents contain additional information about the Funds. To obtain a document free of charge, contact us at the address or number listed below.

- Statement of Additional Information (incorporated by reference into this Prospectus)

- Annual Report (as available)

- Semi-Annual Reports (as available)

FOR ADDITIONAL INFORMATION CONTACT:

Nationwide Life Insurance Company
One Nationwide Plaza
Columbus, Ohio 43215

FOR INFORMATION AND ASSISTANCE AND WIRE ORDERS:

1-800-848-6331 (toll free, 8 a.m. - 5 p.m. Eastern Time)

INFORMATION FROM THE SECURITIES AND EXCHANGE COMMISSION (SEC)

You can obtain copies of Fund documents from the SEC as follows:

IN PERSON:

Public Reference Room in Washington, D.C. (For their hours of operation, call 1-202-942-8090.)

BY MAIL:

Securities and Exchange Commission
Public Reference Section
Washington, D.C. 20549-0102
(The SEC charges a fee to copy any documents.)

ON THE EDGAR DATABASE VIA THE INTERNET:

www.sec.gov

BY ELECTRONIC REQUEST:

publicinfo@sec.gov

INVESTMENT COMPANY ACT FILE NO. 811-3213

FND-0014-12/01